1 We answer to you. Business Update September 2006 NYSE: AVA www.avistacorp.com Exhibit 99.1

We answer to you.
Corporate Summary
Regulated Non-regulated
Energy company involved in the production,
transmission and distribution of energy as well as
other energy-related businesses
Incorporated in 1889 and headquartered in
Spokane, Washington
Avista Utilities is a company operating division
comprising the regulated utility operations that
provides electric and natural gas service to
customers in Washington, Idaho and Oregon
Avista Advantage is a business process outsourcer
that provides facilities resource management
Avista Energy provides electricity, natural gas and
hydroelectric portfolio optimization and
management, as well as risk management services

3 We answer to you. Avista Utilities

4 We answer to you. Avista Service Territory Electric Customers 338,000 Gas Customers 297,000

We answer to you.
Q2 YTD 2006 Results
3,547 new electric customers
4,080 new natural gas customers
Extended service to:
1,683 electric development lots
3,719 gas development lots
0
3,000
6,000
9,000
12,000
15,000
18,000
21,000
2002 2003 2004 2005 Q2 YTD
2006
Electric Gas
Customer Growth
Forecasted growth for the next four years:
2+% for electric customers
3+% for natural gas customers

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2006 Utility Capital Expenditures
Total Utility capital expenditures results in an additional $80 million to net rate base
230 kV
Upgrades $29
Other $7
IS/IT & Security
$10
Gas $11
Environmental
$10
Growth $40
Electric
Transmission &
Distribution $26
Generation $27
$160 Million Total CapEx *
* Excludes Automated Meter Reading

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Transmission System Upgrades
Palouse 230 Line
Lolo Substation
Beacon-Bell 230 Lines
$29,200
2006
$20,835
2007
Benewah
Fiber Optic and C. Fork RAS
$21,926
2004
$27,104
2005
$21,041 230 kV Upgrade Total CapX
Boulder Sub & 230 Lines
Dry Creek Sub & 230 Lines
Beacon-Rathdrum Line
2003
Palouse 230 Line
Lolo Substation
$29,200
2006
$20,835
2007
Benewah Substation
Fiber Optic and C. Fork RAS
$21,926
2004
$27,104
2005
$21,041 230 kV Upgrade Total CapX
Boulder Sub & 230 Lines
Dry Creek Sub & 230 Lines
2003
230 kV Construction Schedule and Cost Trend
($ thousands)
Total project cost is approximately $120 million through 2007

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Noxon Rapids/Cabinet Gorge Turbine Upgrades
Avista’s two largest hydro projects
Noxon Rapids
Improve efficiency, reliability and eliminate
operating restrictions
Replace turbine runners on Units 1-4
Requires $31.4 million of capital over the
next seven years
Capacity increase of 38 MW, bringing total
capacity to 570 MW
Noxon Rapids Dam
Cabinet Gorge
Unit #4 turbine upgrade
Scheduled September 2006-March 2007
Project cost $6 million
Capacity increase of 10 MW, bringing total
capacity to 271 MW
Cabinet Gorge Dam

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0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Peakers
Average Load
(with reserves)
Hydro
Base Load Thermal
Contracts
Gas Dispatch
Annual Average Loads and Resources 2008-2016
(in aMW)

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Integrated Resource Plan (IRP)
Over half of future energy needs are
met with renewables, plant upgrades
and conservation
A Request for Proposal for up to 35
average MW of renewable energy was
issued to the public on January 4, 2006
Energy and Capacity deficits begin in
2010 and 2009, respectively. Over a
period of ten years, Avista’s 2005 IRP
calls for acquisition of:
69 MW of Conservation
400 MW of Wind
80 MW of Other Renewable Resources
52 MW of Hydroelectric Efficiency Upgrades
250 MW of Coal-based Generation
Resource Mix
14%
3%
22%
19%
42%
3%
8%
26%
11%
52%
0% 10% 20% 30% 40% 50% 60%
Wind/Other
Renewables
Contract
Gas
Coal
Hydro
2006 2016

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Avista Utilities
Regulatory Update
Authorized
48% 10.25% 8.88%
Oregon Natural Gas
(implemented in October 2003)
43%
40%
Common
Equity
Level
Return
on
Equity
Rate of
Return Jurisdiction and service
10.40% 9.25%
Idaho Electric and Natural Gas
(implemented in September 2004)
10.40% 9.11%
Washington Electric and Natural Gas
(implemented in January 2006)
$73 million $66 million $466 million $141 million $845 million
Gas Gas Electric Gas Electric
Oregon Idaho Washington
Rate Base

We answer to you.
Electric Power Cost Mechanisms
Idaho PCA
$0
90/10 Sharing
90/10 Sharing
Power Supply Costs in Base Rates
$0
Washington ERM
90/10 Sharing
+ $10 Million
50/50 Sharing
+ $4 Million
Power Supply Costs in Base Rates
-$4 Million
-50/50 Sharing
-$10 Million
-90/10 Sharing

We answer to you.
Washington Production and Transmission Update
Filed August 31, 2006
Increase of 8.8% or $28.9 million in revenue
Rates effective on or before February 1, 2007
Increase driven by:
Additional investments in Avista’s hydroelectric
and thermal generating plants
Upgrades to 230 kV transmission system
Higher operating costs for purchasing and
generating electricity
Request includes pro-forma period loads for
the 2007 calendar year
Proposing to pass on to customers the
reduction in average cost of debt
Not proposing changes to the capital
structure, the cost of equity or O&M and
A&G expenses
(000s)
Production
Revenue &
Expense
$7,416
26%
Increased
Power Costs to
Serve Load
Growth
$13,224
45%
Transmission
Investment
$1,761
6%
Transmission
Revenue &
Expense
$769
3%
Generation
Investment
$5,681
20%

We answer to you.
Purchased Gas Adjustment Filings
Nov. 1, 2006 Nov. 1, 2006 Nov. 1, 2006 Proposed Effective Date
8.8% 3.2% 8.1% % Increase
$11.0 m $2.7 m $16.7 m Amount
Aug. 31, 2006 Sept. 14, 2006 Aug. 31, 2006 Filing Date
Oregon Idaho Washington

15 We answer to you. Advantage IQ

We answer to you.
Advantage IQ
Bill payment processing and related services for large,
multi-site customers
Started in 1996
Today we manage $10.0 billion annually in customer
payments
Pay over 500,000 bills per month supporting 180,000
sites in the United States and Canada
$75 million in client savings in the past two years from
bill errors
Management services include electricity, natural gas,
water, sewer, waste and telecom expenses

We answer to you.
Advantage IQ serves more than 350 customers in the
following industry categories
Casual Dining
Education
Medium Box Retail
Commercial
Banking/Finance
Convenience Stores
Government
Small Box Retail
Big Box Retail
Entertainment
Grocery
Hospitality
Airlines
Communications
Fast Food
Industrial

18 We answer to you. Revenue Growth $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2003 2004 2005 2006 Projected 35% increase over 2004

19 We answer to you. Net Income ($2,000) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2003 2004 2005 2006 Projected 2006 Guidance $0.10-$0.12

We answer to you.
Advantage IQ Growth Opportunities
Existing Customers
We grow as our customers grow
Expanded services
New Customers
New Services
Advanced analysis, budgeting, consulting
Supply Management
International
Acquisition/Merger/Monetization

21 We answer to you. Avista Energy

We answer to you.
Avista Energy
Energy Marketing and Resource Management
Adding customer value through our
experience and knowledge of the
integrated gas and electric systems.
Teck Cominco
Chelan PUD

We answer to you.
Avista Energy Overview
51 employees headquartered in
Spokane, Washington
Deep operating experience within the region
Four employees in Vancouver, BC office
Natural gas end-use marketing with over
250 customers
Two employees in Montana
Natural gas end-use marketing with over
12 customers
Strong record of financial performance
Annual Average Return on Equity
approximately 15% (1997 to 2005)
Net income of $277 million since 2000
Total dividends to Avista Capital of $176 million
Lancaster Generating Station

We answer to you.
Avista Energy Business Model
How the business operates …
Marketing
energy to wholesale and large end-use customers
Moving energy between
locations,
by transporting to higher price markets
Moving energy between
time
periods,
by storing it in the interim
Capturing price differences
between
commodities,
by converting gas into power
Speculating
on future price movements

We answer to you.
Firm Electric and Natural Gas Resources
SASKATCHEWAN
Medford
Mid-Columbia
Chelan
Malin
COB
Spokane
AECO
Sumas
Stanfield
Lancaster
(270mw)
BRITISH COLUMBIA ALBERTA
Jackson  Prairie Storage
John
Day
(2.7 BCF)
Kingsgate
Teck Cominco
Clark PUD
(280 mw)
To Rockies
MONTANA
IDAHO OREGON
Electricity
Transmission
BPA
PGE
Hydro Facilities
- Chelan PUD
- Teck Cominco
Location
Spread
Time
Spread
Gas
Pipeline Transport
GTNC
WGPW
Natural Gas Storage
- COBB (Montana)
- Jackson Prairie
Inter-commodity Spread
Natural Gas-fired Generation
- Lancaster Project
- Clark County PUD
- Barrick Goldstrike Mines
COBB Storage
(.74
BCF)
*
*
Barrick
(Nevada)
(115 mw)

We answer to you.
Avista Energy
Key Contractual Assets and Strategic Agreements
Power Generation and Transmission
Lancaster 270 MW CCCT power project
250 MW of NW point-to-point transmission (BPA)
200 MW of firm AC intertie transmission capacity
Chelan PUD: real-time management of 2000 MW hydro system
Teck-Cominco: 450 MW hydro optimization
Clark PUD: 280 MW CCCT optimization
Barrick Goldstrike Mines: 115 MW thermal optimization
Columbia Power Corporation: 70 MW hydro optimization in 2007
Natural Gas
Jackson Prairie Natural Gas Storage
(2.7 million MMBtu’s working capacity; 100,000 MMBtu’s per day)
Nova/ANG/GTN: long-term natural gas transport
250 plus end-user customers and growing
Clark County PUD: fuel manager (48,000 m/day)
City of Ellensburg: utility operations (storage, transportation, commodity, scheduling)

27 We answer to you. Avista Energy Growth Opportunities Improve recent ROE performance Grow asset base that we manage for other firms Grow end-use gas customer business Consider strategic alternatives

28 We answer to you. Financial

29 We answer to you. Consolidated Earnings $0.60 $0.89 $0.72 $0.92 $0.91 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 2002 2003 2004 2005 Q2 YTD 2006

We answer to you.
AVA Dividend Payment History
$0.12
$0.125
$0.130
$0.135
$0.140
$0.145
$0.100
$0.105
$0.110
$0.115
$0.120
$0.125
$0.130
$0.135
$0.140
$0.145
$0.150
Dividend Increase Occurred Dividend Payment Trend
$0.12 per share
dividend initially
paid Dec. 15, 1998

We answer to you.
Percent Change in Stock Price
Compared to Northwest Utilities and the S&P MidCap Utilities
December 31, 2002 through September 1, 2006
PSD +1.90
AVA +107.18
IDA +54.09
CGC +28.40
S&P +64.90
NWN +42.09
-20%
0%
20%
40%
60%
80%
100%
120%

32 We answer to you. 2006 Earnings Guidance $(0.05) Other $0.10-$0.12 Avista Advantage $0.20-$0.30 Energy Marketing & Resource Management $1.00-$1.15 Avista Utilities $1.30-$1.45 Consolidated

We answer to you.
This presentation contains forward-looking statements, including statements regarding the company’s current expectations for future financial performance and cash flows, capital expenditures, the company’s current plans or objectives for future operations, future hydroelectric generation projections, projected energy deficits in future periods and other factors, which may affect the company in the future. Such statements are subject to a variety of risks, uncertainties and other factors, most of which are beyond the company’s control and many of which could have significant impact on the company’s operations, results of operations, financial condition or cash flows and could cause actual results to differ materially from the those anticipated in such statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: weather conditions, including the effect of precipitation and temperatures on the availability of hydroelectric resources and the effect of temperatures on customer demand; changes in wholesale energy prices that can affect, among other things, cash requirements to purchase electricity and natural gas for retail customers, as well as the market value of derivative assets and liabilities and unrealized gains and losses; volatility and illiquidity in wholesale energy markets, including the availability and prices of purchased energy and demand for energy sales; the effect of state and federal regulatory decisions affecting the ability of the Company to recover its costs and/or earn a reasonable return; the outcome of pending regulatory and legal proceedings arising out of the “western energy crisis” of 2001 and 2002, and including possible retroactive price caps and resulting refunds; changes in the utility regulatory environment in the individual states and provinces in which the Company operates as well as the United States and
Canada in general; the outcome of legal proceedings and other contingencies concerning the Company or affecting directly or indirectly its operations; the potential effects of any legislation or administrative rulemaking passed into law, including the Energy Policy Act of 2005 which was passed into law in August 2005; the effect from the potential formation of a Regional Transmission Organization; wholesale and retail competition; changes in global energy markets; the ability to relicense the
Spokane River Project at a cost-effective level with reasonable terms and conditions; unplanned outages at any Company-owned generating facilities; unanticipated delays or changes in construction costs with respect to present or prospective facilities; natural disasters that can disrupt energy delivery as well as the availability and costs of materials and supplies and support services; blackouts or large disruptions of transmission systems; the potential for future terrorist attacks, particularly with respect to utility plant assets; changes in the long-term climate of the Pacific Northwest; changes in future economic conditions in the Company’s service territory and the United States in general; changes in industrial, commercial and residential growth and demographic patterns in the Company’s service territory; the loss of significant customers and/or suppliers; failure to deliver on the part of any parties from which the Company purchases and/or sells capacity or energy; changes in the creditworthiness of customers and energy trading counterparties; the Company’s ability to obtain financing through the issuance of debt and/or equity securities; the effect of any potential change in the Company’s credit ratings; changes in actuarial assumptions, the interest rate environment and the actual return on plan assets with respect to the Company’s pension plan; increasing health care costs and the resulting effect on health insurance premiums paid for employees and on the obligation to provide postretirement health care benefits; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; employee issues, including changes in collective bargaining unit agreements, strikes, work stoppages or the loss of key executives, as well as the ability to recruit and retain employees; changes in rapidly advancing technologies, possibly making some of the current technology quickly obsolete; changes in tax rates and/or policies; and changes in, and compliance with, environmental and endangered species laws, regulations, decisions and policies, including present and potential environmental remediation costs.
For a further discussion of these factors and other important factors, please refer to the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2005 and
Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. The forward-looking statements contained in this presentation speak only as of the date hereof. The company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances that occur after the date on which such statement is made or to reflect the occurrence of unanticipated events.  New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the company’s business or the extent to which any such factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

34 We answer to you.